Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated May 17, 2019 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Oppenheimer Funds Acquisition:

At a meeting held on January 11, 2019, the Board of Trustees of the Oppenheimer Funds approved the reorganization of each Oppenheimer Fund into a corresponding, newly formed fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”). The Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter (the “Reorganization Date”).

Participants may transfer assets out of the Variable Sub-Accounts for the Oppenheimer Funds at any time prior to the Reorganization Date. Effective as of the close of business May 24, 2019, any assets remaining in the Variable Sub-Accounts for the Oppenheimer Funds will become invested in the Variable Sub-Account for the corresponding Acquiring Fund. Any Participant utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Oppenheimer Funds, and any allocations made to the Variable Sub-Account for the Oppenheimer Funds will automatically be directed to the Variable Sub-Account for the corresponding Acquiring Fund.

As a result of the Reorganization, effective on or about May 24, 2019, the following name changes will occur, and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name

Oppenheimer Capital Appreciation Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)

Oppenheimer Capital Appreciation Fund	Invesco Oppenheimer Capital Appreciation Fund

Oppenheimer Global Fund	AIM International Mutual Funds (Invesco International Mutual Funds)

Oppenheimer Global Fund	Invesco Oppenheimer Global Fund

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.